UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported): February 23, 2016
___________________
WRIGHT MEDICAL GROUP N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2016, Wright Medical Group N.V. (Wright) issued a press release announcing financial results for the fiscal year ended December 27, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Unless the context otherwise requires, references to "Wright," the "company," "we," "our" or "us" in this report refer to Wright Medical Group N.V. and its subsidiaries. References to "legacy Wright" refer to Wright Medical Group, Inc. and its subsidiaries and references to "legacy Tornier" refer to Tornier N.V. and its subsidiaries, in each case prior to the merger between Wright Medical Group, Inc. and Tornier N.V.
Wright is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (SEC). This information shall not be deemed to be filed with the SEC for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the United States Securities Act of 1933, as amended (Securities Act), except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, Wright makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1. This report shall not be incorporated into any future filings by Wright under the Securities Act or the Exchange Act.
To supplement our consolidated financial statements prepared in accordance with United States generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, several of which are included in the press release furnished as Exhibit 99.1 to this report. The press release includes the following non-GAAP financial measures: combined pro forma net sales, combined pro forma net sales, excluding the impact of foreign currency and revenue recognition conformance; combined pro forma net income from continuing operations, as adjusted; combined pro forma EBITDA from continuing operations, as adjusted; combined pro forma cash earnings, as adjusted; and combined pro forma cash earnings, as adjusted, per diluted share.
These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of our non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. We believe that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
For internal budgeting and resource allocation process, our management uses financial information that does not include:

1.	non-cash inventory step-up amortization;

2.	costs associated with distributor conversions and amortization of non-competes;

3.	non-cash interest expense related to our convertible notes due 2017 and convertible notes due 2020 (2017 and 2020 convertible notes);

4.	write-off of unamortized debt discount and deferred financing fees associated with 2017 convertible notes;

5.	mark-to-market adjustments of derivatives;

6.	due diligence, transaction and transition costs;

7.	non-cash share-based compensation acceleration;

8.	BioMimetic contingent value right (CVR) mark-to-market adjustments;

9.	contingent consideration fair value adjustments;

10.	instrument use tax refund; and

11.	income tax effects of the foregoing.

Additionally, for internal budgeting process and evaluation of net sales performance, management uses net sales on a constant currency basis. To measure net sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign currency exchange rates, which affects the comparability and trend of net sales. Net sales, excluding the impact of foreign currency exchange rates, is calculated by translating current period results at prior period average foreign currency exchange rates.
For internal budgeting and resource allocation process, management uses pro forma measures to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates, while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the preceding year or period.
Further, in 2015, management evaluated net sales performance on a "same sales day" basis, due to our adoption of legacy Tornier’s fiscal calendar, which resulted in four fewer calendar days for the fourth quarter of 2015 than under legacy Wright's fiscal calendar. In order to calculate net sales growth on a same sales day basis, pro forma combined average sales per day ("ASPD") is calculated by dividing net sales for each legacy company by the respective number of selling days for the associated geographic region (U.S. or International), then adding each legacy company's ASPD together.
For internal budgeting and resource allocation process, management also uses combined pro forma EBITDA, combined pro forma EBITDA as adjusted, and combined pro forma cash earnings, as adjusted. EBITDA is calculated by adding back to net loss from continuing operations charges for interest, benefit (provision) from income taxes, depreciation, and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash share-based compensation expense, non-operating income and expense, as well as the applicable adjustments numbered above, from EBITDA. Cash earnings, as adjusted, is calculated by adding back to net loss from continuing operations charges for non-cash amortization expenses, net of taxes, as well as the applicable adjustments numbered above.
We use these non-GAAP financial measures in making operating decisions because we believe these measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives. We use these measures to help make budgeting and spending decisions, for example, between research and development and selling, general and administrative expenses. Additionally, management is evaluated on the basis of some of these non-GAAP financial measures when determining achievement of their performance incentive plan compensation targets. Further, these non-GAAP financial measures facilitate management’s internal comparisons to both our historical operating results and to our competitors’ operating results by factoring out potential differences caused by charges not related to our regular, ongoing business, including without limitation, non-cash charges, certain large and unpredictable charges, acquisitions and dispositions, legal settlements, and tax positions.
As described above, we exclude the following items from one or more of our non-GAAP financial measures for the following reasons:
Impact on net sales of conforming methodology for revenue recognition. We excluded $3 million of additional net sales during fourth quarter of 2015 due to the impact of conforming our methodology for estimating unbilled revenue to legacy Tornier's methodology. While legacy Wright generally recognized revenue at the time that the product was surgically implanted, from a timing perspective, we now recognize revenue at the time the surgery and associated products used are reported, as opposed to previously when we received clerical documentation from the hospital. Management has excluded this impact on net sales compared to prior period from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for evaluation of net sales performance. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior period from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for internal budgeting process and evaluation of net sales performance. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because they are not reflective of ongoing operating results, and they are not used by management to assess the core profitability of our business operations. Additionally, because these are non-cash expenses, they do not impact our operational performance, liquidity, or our ability to invest in research and development and to fund acquisitions and capital expenditures. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Distributor conversion costs and amortization of distributor non-competes. In connection with our initiative to convert a portion of our independent foot and ankle distributor territories to direct employee sales representation, we entered into conversion agreements with certain independent distributors, which included non-competition clauses. We excluded the distributor conversion costs and amortization of distributor non-competes from our non-GAAP financial measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in that such exclusion allows for period-over-period comparability.

Non-cash interest expense related to the 2017 and 2020 convertible notes. We excluded the non-cash interest expense associated with the amortization of the debt discount related to our 2017 and 2020 convertible notes from our non-GAAP financial measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and to fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP financial measures because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash write-off of unamortized debt discount and deferred financing fees associated with the 2017 convertible notes. We excluded the non-cash pro-rata write-off of unamortized debt discount and deferred financing fees from our non-GAAP financial measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding these items are useful to investors in that they allow for period-over-period comparability.
Mark-to-market adjustment of derivatives. We excluded the adjustment of the mark-to-market adjustments on derivatives from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Due diligence, transaction and transition costs. We excluded the due diligence, transaction and transition costs associated with acquisitions and mergers, including the Wright/Tornier merger, and the divestitures of the OrthoRecon business from our non-GAAP financial measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
Non-cash share-based compensation acceleration. We excluded the share-based compensation acceleration charges associated with the Wright/Tornier merger from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. Additionally, because these are non-cash expenses, they do not impact our operational performance, liquidity, or our ability to invest in research and development and to fund acquisitions and capital expenditures. We further believe that excluding this item is useful to investors in that it allows for period-over-period comparability.
BioMimetic CVR mark-to-market adjustments. We excluded the adjustment of the mark-to-market adjustments on the contingent value rights associated with acquired assets and liabilities from our BioMimetic acquisition from our non-GAAP financial measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in that such exclusion allows for period-over-period comparability.
Contingent consideration fair value adjustments. We excluded the fair value adjustment of our contingent consideration from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in excluding this item allows for period-over-period comparability.
Instrument use tax refund. We excluded our instrument use tax refund from our non-GAAP financial measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item is useful to investors in that such exclusion allows for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency exchange rate impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
For internal budgeting and resource allocation process, our management also uses certain pro forma financial information. We use pro forma data to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the preceding year or period.

These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP measures and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive or standard set of accounting rules or principles. Accordingly, the calculation of our non-GAAP financial measures may differ from the definitions of other companies using the same or similar names limiting, to some extent, the usefulness of such measures for comparison purposes. We believe that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
We believe that non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is we qualify the use of non-GAAP financial information in a statement when non-GAAP financial information is presented.
All of the historical non-GAAP financial measures used in our press release are reconciled to the most directly comparable GAAP measure in the press release. With respect to our 2016 financial guidance regarding adjusted EBITDA from continuing operations and adjusted cash earnings per share from continuing operations, including share-based compensation, we cannot provide a quantitative reconciliation to the most directly comparable GAAP measure without unreasonable effort due to an inability to make accurate projections and estimates related to certain information needed to calculate some of the adjustments. However, we have described in the press release the anticipated differences between such non-GAAP financial measures and the most directly comparable financial measure qualitatively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group N.V. on February 23, 2016 announcing Wright Medical Group N.V.’s financial results for the year ended December 27, 2015 (furnished herewith)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit hereto, includes forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “target,” “project,” "continue," "outlook," “guidance,” "future,” other words of similar meaning and the use of future dates. Forward-looking statements in this press release include, but are not limited to, statements about the company’s anticipated financial results for 2016, including net sales, adjusted EBITDA from continuing operations and adjusted cash earnings per share from continuing operations; anticipated sales and cost synergies and dis-synergies, the timing thereof, and level of risk of achievement; the company’s expectations regarding the sales growth of its lower extremities, upper extremities, biologics, and international businesses; the benefits of its recently completed merger with Tornier and integration efforts and progress; and the company’s anticipated growth opportunities, accelerated path to profitability, adjusted EBITDA margin goal and ability to drive long-term growth and profitability and generate long-term value for shareholders. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the failure to integrate the businesses and realize net sales synergies and cost-savings from the recently completed merger with Tornier or delay in realization thereof; operating costs and business disruption as a result of the merger, including adverse effects on employee retention and sales force productivity and on business relationships with third parties; transaction and integration costs; actual or contingent liabilities; the adequacy of the company’s capital resources and need for additional financing; the timing of regulatory approvals and introduction of new products; physician acceptance, endorsement, and use of new products; failure to achieve the anticipated benefits from approval of AUGMENT® Bone Graft; the effect of regulatory actions, changes in and adoption of reimbursement rates; product liability claims and product recalls; pending and threatened litigation; risks associated with international operations and expansion; fluctuations in foreign currency exchange rates; other business effects, including the effects of industry, economic or political conditions outside of the company’s control; reliance on independent distributors and sales agencies; competitor activities; changes in tax and other legislation; and the risks identified under the heading “Risk Factors” in Wright’s Quarterly Report on Form 10-Q for the quarter ended September 27, 2015 filed with the SEC on November 5, 2015 and Annual Report on Form 10-K for the year ended December 27, 2015 to be filed by Wright with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read Wright’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2016

WRIGHT MEDICAL GROUP N.V.
By: /s/ Robert J. Palmisano
Name: Robert J. Palmisano
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Method of Filing
99.1	Press release issued by Wright Medical Group N.V. on February 23, 2016 announcing Wright Medical Group N.V.’s financial results for the fiscal year ended December 27, 2015	Furnished herewith